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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                        0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

          125 South Dakota Avenue                                 57104
         Sioux Falls, South Dakota                             (Zip Code)
  (Address of principal executive offices)

                                 (605) 978-2908
                         (Registrant's telephone number,
                              including area code)







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Item 5.        Other Events and Regulation FD Disclosure

On May 4, 2004, NorthWestern Corporation (the "Company") announced that its subsidiary, Netexit, Inc. ("Netexit") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

Netexit remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as "debtor-in-possession" pursuant to the Bankruptcy Code. The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the Chapter 11 filing.




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Item 7.           Financial Statements and Exhibits

EXHIBIT NO.        DESCRIPTION OF DOCUMENT
------------------ -------------------------------------------------------------

99.1* Press Release of NorthWestern Corporation dated May 4, 2004 regarding Chapter 11 filing for its subsidiary, Netexit, Inc.

* filed herewith





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:      /s/ Roger Schrum
                                            ------------------------------------
                                            Roger Schrum
                                            Vice President - Human Resources and
                                            Communications

Date:  May 4, 2004



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                                Index to Exhibits
                                -----------------

EXHIBIT NO.        DESCRIPTION OF DOCUMENT
------------------ -------------------------------------------------------------

99.1* Press Release of NorthWestern Corporation dated May 4, 2004 regarding Chapter 11 filing for its subsidiary, Netexit, Inc.

* filed herewith